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Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT

I, Sylvia Quintero, Chief Operating Officer, of Arizona Aircraft Spares, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2004             By: /s/ Sylvia Quintero
                                       ----------------------------------------
                                    Chief Operating Officer
                                    (Principal Accounting and Financial Officer)